Exhibit 99.2

FREDDIE MAC THIRD QUARTER 2010 FINANCIAL RESULTS FINANCIAL STATEMENTS AND CORE TABLES

TABLE OF CONTENTS

	GAAP Financial Statements	Page

	Consolidated Statements of Operations	2
	Consolidated Balance Sheets	3
	Consolidated Statements of Equity (Deficit)	4

Table	GAAP Financial Results

1A	Net Interest Yield Analysis	5
1B	Net Interest Income	6
2	Non-Interest Income (Loss)	7
3	Non-Interest Expense	8
4	Credit Quality Indicators	9
5	Single-Family Non-Credit-Enhanced Serious Delinquency and Foreclosure Activity by Region	10
6	Real Estate Owned (REO) Activity	11

	Segment Earnings Results

7A	Segment Earnings — Consolidated	12
7B	Segment Earnings — Investments Segment	13
7C	Segment Earnings — Single-Family Guarantee Segment	14
7D	Segment Earnings — Multifamily Segment	15

FREDDIE MAC
CONSOLIDATED STATEMENTS OF OPERATIONS(1)
(unaudited)

		Three Months Ended		Nine Months Ended
		September 30,		September 30,
Line:		2010	2009	2010	2009
		(dollars in millions,
		except share-related amounts)
	Interest income
	Mortgage loans:
1	Held by consolidated trusts	$21,473	$—	$66,319	$—
2	Unsecuritized	2,305	1,740	6,445	5,041

3	Total mortgage loans	23,778	1,740	72,764	5,041
4	Investments in securities	3,557	8,080	11,030	25,574
5	Other	48	45	115	214

6	Total interest income	27,383	9,865	83,909	30,829

	Interest expense
7	Debt securities of consolidated trusts	(18,721)	—	(57,412)	—
8	Other debt	(4,145)	(5,125)	(13,212)	(17,393)

9	Total interest expense	(22,866)	(5,125)	(70,624)	(17,393)
10	Expense related to derivatives	(238)	(278)	(745)	(860)

11	Net interest income	4,279	4,462	12,540	12,576
12	Provision for credit losses	(3,727)	(7,973)	(14,152)	(22,553)

13	Net interest income (loss) after provision for credit losses	552	(3,511)	(1,612)	(9,977)

	Non-interest income (loss)
14	Gains (losses) on extinguishment of debt securities of consolidated trusts	(66)	—	(160)	—
15	Gains (losses) on retirement of other debt	(50)	(215)	(229)	(475)
16	Gains (losses) on debt recorded at fair value	(366)	(238)	525	(568)
17	Derivative gains (losses)	(1,130)	(3,775)	(9,653)	(1,233)
	Impairment of available-for-sale securities:
18	Total other-than-temporary impairment of available-for-sale securities	(523)	(4,199)	(1,054)	(21,802)
19	Portion of other-than-temporary impairment recognized in AOCI	(577)	3,012	(984)	11,272

20	Net impairment of available-for-sale securities recognized in earnings	(1,100)	(1,187)	(2,038)	(10,530)
21	Other gains (losses) on investment securities recognized in earnings	(503)	2,684	(1,176)	5,693
22	Other income	569	1,649	1,604	6,158

23	Non-interest income (loss)	(2,646)	(1,082)	(11,127)	(955)

	Non-interest expense
24	Salaries and employee benefits	(224)	(230)	(688)	(658)
25	Professional services	(60)	(91)	(181)	(215)
26	Occupancy expense	(16)	(16)	(47)	(49)
27	Other administrative expenses	(76)	(96)	(242)	(266)

28	Total administrative expenses	(376)	(433)	(1,158)	(1,188)
29	Real estate owned operations income (expense)	(337)	96	(456)	(219)
30	Other expenses	(115)	(628)	(360)	(4,014)

31	Non-interest expense	(828)	(965)	(1,974)	(5,421)

32	Loss before income tax benefit	(2,922)	(5,558)	(14,713)	(16,353)
33	Income tax benefit	411	149	800	1,270

34	Net loss	(2,511)	(5,409)	(13,913)	(15,083)
35	Less: Net loss attributable to noncontrolling interest	—	1	1	2

36	Net loss attributable to Freddie Mac	(2,511)	(5,408)	(13,912)	(15,081)
37	Preferred stock dividends	(1,558)	(1,293)	(4,146)	(2,813)

38	Net loss attributable to common stockholders	$(4,069)	$(6,701)	$(18,058)	$(17,894)

	Loss per common share:
39	Basic	$(1.25)	$(2.06)	$(5.56)	$(5.50)
40	Diluted	$(1.25)	$(2.06)	$(5.56)	$(5.50)
	Weighted average common shares outstanding (in thousands):
41	Basic	3,248,794	3,253,172	3,249,753	3,254,261
42	Diluted	3,248,794	3,253,172	3.249,753	3,254,261
43	Dividends per common share	$—	$—	$—	$—

(1)	Our prospective adoption of the changes in the accounting standards related to transfers of financial assets and consolidation of VIEs significantly impacted the presentation of our financial statements. Consequently, our financial results for 2010 are not directly comparable to our financial results for 2009. See “NOTE 2: CHANGE IN ACCOUNTING PRINCIPLES” within our Form 10-Q dated November 3, 2010 for further information.

FREDDIE MAC
CONSOLIDATED BALANCE SHEETS(1)
(unaudited)

		September 30,	December 31,
Line:		2010	2009
		(dollars in millions,
		except share-related amounts)
	Assets
1	Cash and cash equivalents (includes $1 at September 30, 2010 related to our consolidated VIEs)	$27,920	$64,683
2	Restricted cash and cash equivalents (includes $5,817 at September 30, 2010 related to our consolidated VIEs)	6,280	527
3	Federal funds sold and securities purchased under agreements to resell (includes $25,700 at September 30, 2010 related to our consolidated VIEs)	44,945	7,000
	Investments in securities:
4	Available-for-sale, at fair value (includes $541 and $10,879, respectively, pledged as collateral that may be repledged)	239,585	384,684
5	Trading, at fair value	63,208	222,250

6	Total investments in securities	302,793	606,934

	Mortgage loans:
	Held-for-investment, at amortized cost:
7	By consolidated trusts (net of allowances for loan losses of $13,228 at September 30, 2010)	1,681,736	—
8	Unsecuritized (net of allowances for loan losses of $25,173 and $1,441, respectively)	186,974	111,565

9	Total held-for-investment mortgage loans, net	1,868,710	111,565
10	Held-for-sale, at lower-of-cost-or-fair-value (includes $2,864 and $2,799 at fair value, respectively)	2,864	16,305

11	Total mortgage loans, net	1,871,574	127,870
12	Accrued interest receivable (includes $7,203 at September 30, 2010 related to our consolidated VIEs)	9,009	3,376
13	Derivative assets, net	100	215
14	Real estate owned, net (includes $138 at September 30, 2010 related to our consolidated VIEs)	7,511	4,692
15	Deferred tax assets, net	6,134	11,101
16	Other assets (includes $7,057 at September 30, 2010 related to our consolidated VIEs)	12,464	15,386

17	Total assets	$2,288,730	$841,784

	Liabilities and equity (deficit)

	Liabilities
18	Accrued interest payable (includes $6,710 at September 30, 2010 related to our consolidated VIEs)	$10,097	$5,047

	Debt, net:
19	Debt securities of consolidated trusts held by third parties	1,542,503	—
20	Other debt (includes $4,998 and $8,918 at fair value, respectively)	727,391	780,604

21	Total debt, net	2,269,894	780,604
22	Derivative liabilities, net	1,071	589
23	Other liabilities (includes $3,808 at September 30, 2010 related to our consolidated VIEs)	7,726	51,172

24	Total liabilities	2,288,788	837,412

25	Commitments and contingencies

	Equity (deficit)

	Freddie Mac stockholders’ equity (deficit)
26	Senior preferred stock, at redemption value	64,100	51,700
27	Preferred stock, at redemption value	14,109	14,109
28	Common stock, $0.00 par value, 4,000,000,000 shares authorized, 725,863,886 shares issued and 649,164,670 shares and 648,369,668 shares outstanding, respectively	—	—
29	Additional paid-in capital	4	57
30	Retained earnings (accumulated deficit)	(61,017)	(33,921)
	Accumulated other comprehensive income (loss), or AOCI, net of taxes, related to:
31	Available-for-sale securities (includes $12,164 and $15,947, respectively, net of taxes, of other-than-temporary impairments)	(10,775)	(20,616)
32	Cash flow hedge relationships	(2,392)	(2,905)
33	Defined benefit plans	(133)	(127)

34	Total AOCI, net of taxes	(13,300)	(23,648)
35	Treasury stock, at cost, 76,699,216 shares and 77,494,218 shares, respectively	(3,954)	(4,019)

36	Total Freddie Mac stockholders’ equity (deficit)	(58)	4,278
37	Noncontrolling interest	—	94

38	Total equity (deficit)	(58)	4,372

39	Total liabilities and equity (deficit)	$2,288,730	$841,784

(1)	Our prospective adoption of the changes in the accounting standards related to transfers of financial assets and consolidation of VIEs significantly impacted the presentation of our financial statements. Consequently, our financial results for 2010 are not directly comparable to our financial results for 2009. See “NOTE 2: CHANGE IN ACCOUNTING PRINCIPLES” in our Form 10-Q dated November 3, 2010 for further information.

FREDDIE MAC
CONSOLIDATED STATEMENTS OF EQUITY (DEFICIT)
(unaudited)

		Nine Months Ended September 30,
		2010		2009
Line:		Shares	Amount	Shares	Amount
		(in millions)
	Senior preferred stock, at redemption value
1	Balance, beginning of year	1	$51,700	1	$14,800
2	Increase in liquidation preference	—	12,400	—	36,900

3	Senior preferred stock, end of period	1	64,100	1	51,700

	Preferred stock, at redemption value
4	Balance, beginning of year	464	14,109	464	14,109

5	Preferred stock, end of period	464	14,109	464	14,109

	Common stock, at par value
6	Balance, beginning of year	726	—	726	—

7	Common stock, end of period	726	—	726	—

	Additional paid-in capital
8	Balance, beginning of year		57		19
9	Stock-based compensation		20		49
10	Income tax benefit from stock-based compensation		1		7
11	Common stock issuances		(66)		(88)
12	Noncontrolling interest purchase		(31)		—
13	Transfer from retained earnings (accumulated deficit)		23		63

14	Additional paid-in capital, end of period		4		50

	Retained earnings (accumulated deficit)
15	Balance, beginning of year		(33,921)		(23,191)
16	Cumulative effect of change in accounting principle		(9,011)		—

17	Balance, beginning of year, as adjusted		(42,932)		(23,191)
18	Cumulative effect of change in accounting principle		—		14,996
19	Net loss attributable to Freddie Mac		(13,912)		(15,081)
20	Senior preferred stock dividends declared		(4,146)		(2,813)
21	Dividend equivalent payments on expired stock options		(4)		(5)
22	Transfer to additional paid-in capital		(23)		(63)

23	Retained earnings (accumulated deficit), end of period		(61,017)		(26,157)

	AOCI, net of taxes
24	Balance, beginning of year		(23,648)		(32,357)
25	Cumulative effect of change in accounting principle		(2,690)		—

26	Balance, beginning of year, as adjusted		(26,338)		(32,357)
27	Cumulative effect of change in accounting principle		—		(9,931)
28	Changes in unrealized gains (losses) related to available-for-sale securities, net of reclassification adjustments		12,524		15,333
29	Changes in unrealized gains (losses) related to cash flow hedge relationships, net of reclassification adjustments		520		594
30	Changes in defined benefit plans		(6)		6

31	AOCI, net of taxes, end of period		(13,300)		(26,355)

	Treasury stock, at cost
32	Balance, beginning of year	77	(4,019)	79	(4,111)
33	Common stock issuances	—	65	(1)	89

34	Treasury stock, end of period	77	(3,954)	78	(4,022)

	Noncontrolling interest
35	Balance, beginning of year		94		97
36	Cumulative effect of change in accounting principle		(2)		—

37	Balance, beginning of year, as adjusted		92		97
38	Net income (loss) attributable to noncontrolling interest		(1)		(2)
39	Noncontrolling interest purchase		(89)		—
40	Dividends and other		(2)		—

41	Noncontrolling interest, end of period		—		95

42	Total equity (deficit)		$(58)		$9,420

	Comprehensive income (loss)
43	Net loss		$(13,913)		$(15,083)
44	Changes in other comprehensive income (loss), net of taxes, net of reclassification adjustments		13,038		15,933

45	Comprehensive income (loss)		(875)		850
46	Less: Comprehensive (income) loss attributable to noncontrolling interest		1		2

47	Total comprehensive income (loss) attributable to Freddie Mac		$(874)		$852

FREDDIE MAC
TABLE 1A — NET INTEREST YIELD ANALYSIS(1) (unaudited) (dollars in millions)

						Nine Months Ended
		Full-year				September 30,
		2009	1Q 2010	2Q 2010	3Q 2010	2009	2010
	Net Interest Income:

1	Net interest income	$17,073	$4,125	$4,136	$4,279	$12,576	$12,540
	Average Balances:

2	Cash and cash equivalents	$50,190	$60,219	$37,391	$32,956	$51,912	$43,522
3	Federal funds sold and securities purchased under agreements to resell	28,524	51,645	37,238	51,439	30,801	46,774
	Mortgage-related securities:
4	Mortgage-related securities(2)(3)	675,167	593,512	540,380	500,500	688,301	544,797
5	Extinguishment of PCs held by Freddie Mac	—	(256,951)	(220,350)	(195,890)	—	(224,397)

6	Total mortgage-related securities, net	675,167	336,561	320,030	304,610	688,301	320,400
7	Non-mortgage-related securities(2)	16,471	20,189	32,571	28,631	15,691	27,130
8	Mortgage loans held by consolidated trusts(3)(4)	—	1,786,834	1,727,823	1,702,055	—	1,738,904
9	Unsecuritized mortgage loans(4)	127,429	160,688	213,704	222,138	125,379	198,844

10	Total interest-earning assets	897,781	2,416,136	2,368,757	2,341,829	912,084	2,375,574
	Debt securities of consolidated trusts:
11	Debt securities of consolidated trusts including PCs held by Freddie Mac(3)	—	1,801,525	1,739,519	1,723,095	—	1,754,713
12	Extinguishment of PCs held by Freddie Mac	—	(256,951)	(220,350)	(195,890)	—	(224,397)

13	Total debt securities of consolidated trusts held by third parties	—	1,544,574	1,519,169	1,527,205	—	1,530,316
	Other debt:(3)
14	Short-term debt	287,259	242,938	226,624	207,673	304,122	225,745
15	Long-term debt	557,184	556,907	561,353	542,842	558,337	553,701

16	Total other debt	844,443	799,845	787,977	750,515	862,459	779,446

17	Total interest-bearing liabilities	844,443	2,344,419	2,307,146	2,277,720	862,459	2,309,762
18	Net non-interest-bearing funding	53,338	71,717	61,611	64,109	49,625	65,812

19	Total funding of interest-earning assets	$897,781	$2,416,136	$2,368,757	$2,341,829	$912,084	$2,375,574

	Yield/Cost:

20	Cash and cash equivalents	0.38%	0.12%	0.19%	0.28%	0.44%	0.18%
21	Federal funds sold and securities purchased under agreements to resell	0.17	0.12	0.18	0.19	0.18	0.16
	Mortgage-related securities:
22	Mortgage-related securities	4.82	4.91	4.76	4.84	4.83	4.84
23	Extinguishment of PCs held by Freddie Mac	—	(5.36)	(5.29)	(5.19)	—	(5.29)
24	Total mortgage-related securities, net	4.82	4.56	4.40	4.62	4.83	4.52
25	Non-mortgage-related securities	4.42	1.21	0.67	0.59	5.47	0.78
26	Mortgage loans held by consolidated trusts	—	5.09	5.12	5.05	—	5.09
27	Unsecuritized mortgage loans	5.35	4.88	4.08	4.15	5.36	4.32
28	Yield on total interest-earning assets	4.49	4.74	4.71	4.67	4.51	4.71
	Debt securities of consolidated trusts:
29	Debt securities of consolidated trusts including PCs held by Freddie Mac	—	(5.13)	(5.05)	(4.94)	—	(5.04)
30	Extinguishment of PCs held by Freddie Mac	—	5.36	5.29	5.19	—	5.29
31	Total debt securities of consolidated trusts held by third parties	—	(5.09)	(5.02)	(4.90)	—	(5.00)
	Other debt:
32	Short-term debt	(0.78)	(0.23)	(0.24)	(0.27)	(0.88)	(0.25)
33	Long-term debt	(3.57)	(3.20)	(3.08)	(2.94)	(3.67)	(3.08)
34	Total other debt	(2.62)	(2.30)	(2.27)	(2.20)	(2.68)	(2.26)
35	Cost of interest-bearing liabilities	(2.62)	(4.14)	(4.08)	(4.01)	(2.68)	(4.08)
36	Income (expense) related to derivatives	(0.13)	(0.04)	(0.04)	(0.04)	(0.13)	(0.04)
37	Impact of net non-interest-bearing funding	0.16	0.12	0.11	0.11	0.15	0.11
38	Total funding of interest-earning assets	(2.59)	(4.06)	(4.01)	(3.94)	(2.66)	(4.01)
39	Net interest yield	1.90	0.68	0.70	0.73	1.85	0.70

(1)	Our prospective adoption of the changes in the accounting standards related to transfers of financial assets and consolidation of VIEs significantly impacted the presentation of our financial results. Consequently, our financial results for 2010 are not directly comparable to our financial results for 2009. See “NOTE 2: CHANGE IN ACCOUNTING PRINCIPLES” in our Form 10-Q dated November 3, 2010 for further information.
(2)	For securities, we calculate average balances based on their amortized cost.
(3)	When we purchase multi-class resecuritization securities, we record them as investments in debt securities. Interest income from the investments in debt securities is recognized as well as the interest income from the mortgage loans backing the PCs held by the trusts, which underlie multi-class Structured Securities. Additionally, the interest expense from the unsecured debt issued to purchase the security is recognized along with the interest expense of the debt issued to third parties of the PC trusts we consolidate which underlie multi-class Structured Securities.
(4)	Non-performing loans, where interest income is generally recognized when collected, are included in average balances.

FREDDIE MAC
TABLE 1B — NET INTEREST INCOME(1) (unaudited) (dollars in millions)

		Full-year				Nine Months Ended September 30,
		2009	1Q 2010	2Q 2010	3Q 2010	2009	2010
	Net Interest Income:
1	Contractual amounts of net interest income(2)	$18,907	$4,457	$4,534	$4,353	$13,910	$13,344
	Amortization income (expense), net:(3)
2	Accretion of impairments on available-for-sale securities(4)	1,180	76	81	157	1,091	314
	Asset-related amortization expense, net:
3	Mortgage loans held by consolidated trusts	—	(9)	(49)	(202)	—	(260)
4	Unsecured mortgage loans	233	75	85	84	154	244
5	Mortgage-related securities	(1,345)	(31)	(160)	(50)	(1,132)	(241)
6	Other assets	30	11	16	18	20	45

7	Asset-related amortization expense, net	(1,082)	46	(108)	(150)	(958)	(212)
	Debt-related amortization expense net:
8	Debt securities of consolidated trusts	—	13	97	331	—	441
9	Other long-term debt securities	(809)	(209)	(219)	(174)	(607)	(602)

10	Debt-related amortization expense, net	(809)	(196)	(122)	157	(607)	(161)

11	Total amortization income (expense), net	(711)	(74)	(149)	164	(474)	(59)
12	Expense related to derivatives(5)	(1,123)	(258)	(249)	(238)	(860)	(745)

13	Net interest income	17,073	4,125	4,136	4,279	12,576	12,540
14	Provision for credit losses	(29,530)	(5,396)	(5,029)	(3,727)	(22,553)	(14,152)

15	Net interest income after provision for credit losses	$(12,457)	$(1,271)	$(893)	$552	$(9,977)	$(1,612)

(1)	Our prospective adoption of the changes in accounting standards related to transfers of financial assets and consolidation of VIEs significantly impacted the presentation of our financial results. Consequently, our financial results for 2010 are not directly comparable to our financial results for 2009. See “NOTE 2: CHANGE IN ACCOUNTING PRINCIPLES” in our Form 10-Q dated November 3, 2010 for further information.
(2)	Includes the reversal of interest income accrued, net of interest received on a cash basis related to mortgage loans that are on non-accrual status.
(3)	Represents amortization related to premiums, discounts, deferred fees and other adjustments to the carrying value of our financial instruments and the reclassification of previously deferred balances from AOCI for certain derivatives in cash flow hedge relationships related to individual debt issuances and mortgage purchase transactions.
(4)	The portion of the impairment charges recognized in earnings expected to be recovered is recognized as net interest income. Upon our adoption of an amendment to the accounting standards for investments in debt and equity securities on April 1, 2009, previously recognized non-credit-related other-than-temporary impairments are no longer accreted into net interest income.
(5)	Represents changes in fair value of derivatives in cash flow hedge relationships that were previously deferred in AOCI and have been reclassified to earnings as the associated hedged forecasted issuance of debt affects earnings.

FREDDIE MAC
TABLE 2 — NON-INTEREST INCOME (LOSS)(1) (unaudited) (dollars in millions)

						Nine Months Ended
		Full-year				September 30,
		2009	1Q 2010	2Q 2010	3Q 2010	2009	2010
	Non-Interest Income (Loss):
1	Gains (losses) on extinguishment of debt securities of consolidated trusts	$—	$(98)	$4	$(66)	$—	$(160)
2	Gains (losses) on retirement of other debt	(568)	(38)	(141)	(50)	(475)	(229)
	Gains (losses) on debt recorded at fair value:
3	Translation gains (losses)	(209)	321	491	(386)	(315)	426
4	Market value adjustments	(195)	26	53	20	(253)	99

5	Total gains (losses) on debt recorded at fair value	(404)	347	544	(366)	(568)	525

	Derivative gains (losses):
	Foreign-currency denominated derivatives gains (losses):
6	Foreign-currency swaps gains (losses)	138	(331)	(484)	382	248	(433)
7	Receive-fixed swaps — foreign-currency denominated gains (losses)	64	(8)	(57)	(31)	122	(96)
8	U.S. dollar denominated derivative gains (losses):	1,841	(2,997)	(2,086)	(536)	1,110	(5,619)
9	Accrual of periodic settlements	(3,943)	(1,349)	(1,211)	(945)	(2,713)	(3,505)

10	Total derivative gains (losses)	(1,900)	(4,685)	(3,838)	(1,130)	(1,233)	(9,653)

11	Total other-than-temporary impairment of available-for-sale securities	(23,125)	(417)	(114)	(523)	(21,802)	(1,054)
12	Portion of other-than-temporary impairment recognized in AOCI	11,928	(93)	(314)	(577)	11,272	(984)

13	Net impairment of available-for-sale securities recognized in earnings	(11,197)	(510)	(428)	(1,100)	(10,530)	(2,038)

	Other gains (losses) on investment securities recognized in earnings:
14	Gains (losses) on trading securities	4,882	(417)	(277)	(561)	4,964	(1,255)
15	Gains (losses) on sale of available-for-sale securities	1,083	1	20	58	729	79

16	Total other gains (losses) on investment securities recognized in earnings	5,965	(416)	(257)	(503)	5,693	(1,176)

	Other income (loss)
17	Management and guarantee income	3,033	35	37	35	2,290	107
18	Gains (losses) on guarantee asset	3,299	(12)	(13)	(11)	2,241	(36)
19	Income on guarantee obligation	3,479	36	36	34	2,685	106
20	Gains (losses) on sale of mortgage loans	745	95	121	28	576	244
21	Lower-of-cost-or-fair-value adjustments on held-for-sale mortgage loans	(679)	—	—	—	(591)	—
22	Gains (losses) on mortgage loans recorded at fair value	(190)	21	5	128	(90)	154
23	Recoveries on loans impaired upon purchase	379	169	227	247	229	643
24	Low-income housing tax credit partnerships	(4,155)	—	—	—	(752)	—
25	Trust management income (expense)	(761)	—	—	—	(600)	—
26	All other	222	202	76	108	170	386

27	Total other income (loss)	5,372	546	489	569	6,158	1,604

28	Total non-interest income (loss)	$(2,732)	$(4,854)	$(3,627)	$(2,646)	$(955)	$(11,127)

(1)	Our prospective adoption of the changes in the accounting standards related to transfers of financial assets and consolidation of VIEs significantly impacted the presentation of our financial results. Consequently, our financial results for 2010 are not directly comparable to our financial results for 2009. See “NOTE 2: CHANGE IN ACCOUNTING PRINCIPLES” within our Form 10-Q dated November 3, 2010 for further information.

FREDDIE MAC
TABLE 3 — NON-INTEREST EXPENSE(1) (unaudited) (dollars in millions)

						Nine Months Ended
		Full-year				September 30,
		2009	1Q 2010	2Q 2010	3Q 2010	2009	2010
	Non-Interest Expense:
	Administrative expenses:
1	Salaries and employee benefits	$912	$234	$230	$224	$658	$688
2	Professional services	310	71	50	60	215	181
3	Occupancy expense	68	16	15	16	49	47
4	Other administrative expenses	361	74	92	76	266	242

5	Total administrative expenses	1,651	395	387	376	1,188	1,158
6	Real estate owned, or REO, operations (income) expense	307	159	(40)	337	219	456
	Other expenses:
7	Losses on loans purchased	4,754	17	3	3	3,742	23
8	All other	483	96	129	112	272	337

9	Total other expenses	5,237	113	132	115	4,014	360

10	Total non-interest expense	$7,195	$667	$479	$828	$5,421	$1,974

(1)	Our prospective adoption of the changes in the accounting standards related to transfers of financial assets and consolidation of VIEs significantly impacted the presentation of our financial results. Consequently, our financial results for 2010 are not directly comparable to our financial results for 2009. See “NOTE 2: CHANGE IN ACCOUNTING PRINCIPLES” within our Form 10-Q dated November 3, 2010 for further information.

FREDDIE MAC
TABLE 4 — CREDIT QUALITY INDICATORS (unaudited) (dollars in millions)

									Nine Months Ended
									September 30,
		1Q 2009	2Q 2009	3Q 2009	4Q 2009	1Q 2010	2Q 2010	3Q 2010	2009	2010
	Credit Enhancements:

1	Credit-enhanced percentage of mortgage loan portfolio purchases	8%	6%	7%	11%	13%	8%	8%	7%	10%
2	Credit-enhanced percentage of mortgage loan portfolio(1) (period end)	17%	17%	16%	16%	16%	16%	15%	16%	15%

	Delinquencies Rates: at period end(2)(3)

	Single-family:
3	Non-credit-enhanced	1.75%	2.15%	2.58%	3.02%	3.18%	3.08%	2.97%	2.58%	2.97%
4	Credit-enhanced	5.37%	6.33%	7.47%	8.68%	8.87%	8.50%	8.13%	7.47%	8.13%
5	Total Single-family, including Structured Transactions	2.41%	2.89%	3.43%	3.98%	4.13%	3.96%	3.80%	3.43%	3.80%
	Multifamily:
6	Non-credit-enhanced	0.07%	0.05%	0.03%	0.07%	0.13%	0.10%	0.18%	0.03%	0.18%
7	Credit enhanced	0.37%	0.91%	1.02%	1.13%	1.11%	1.66%	1.61%	1.02%	1.61%
8	Total Multifamily, excluding Structured Transactions	0.10%	0.15%	0.14%	0.19%	0.24%	0.28%	0.36%	0.14%	0.36%
9	Structured Transactions	1.35%	0.61%	0.93%	0.59%	0.41%	0.37%	0.30%	0.93%	0.30%
10	Total Multifamily, including Structured Transactions	0.12%	0.16%	0.15%	0.20%	0.25%	0.28%	0.35%	0.15%	0.35%

	Single-family loan workouts(3)(4) (number of units):

11	Loan modifications	24,623	15,603	9,013	15,805	44,076	49,492	38,121	49,239	131,689
12	Repayment plans	10,459	7,409	7,728	8,129	8,761	7,455	7,030	25,596	23,246
13	Forbearance agreements	1,448	1,421	2,979	8,780	8,858	12,815	6,976	5,848	28,649
14	Short sales and deed-in-lieu transactions(5)	2,732	4,259	5,695	6,533	7,064	9,542	10,472	12,686	27,078

15	Total single-family loan workouts	39,262	28,692	25,415	39,247	68,759	79,304	62,599	93,369	210,662

	Non-performing assets(3) (at period end):

16	Non-performing mortgage loans	$58,965	$72,171	$86,285	$99,227	$110,644	$112,411	$113,492	$86,285	$113,492
17	REO assets, net	2,948	3,416	4,234	4,692	5,468	6,298	7,511	4,234	7,511

18	Total non-performing assets	$61,913	$75,587	$90,519	$103,919	$116,112	$118,709	$121,003	$90,519	$121,003

	REO Operations Income (Expense):

19	Single-family	$(306)	$(1)	$98	$(78)	$(156)	$41	$(337)	$(209)	$(452)
20	Multifamily	—	(8)	(2)	(10)	(3)	(1)	—	(10)	(4)

21	Total	$(306)	$(9)	$96	$(88)	$(159)	$40	$(337)	$(219)	$(456)

	Loan Loss Reserves:(6)

22	Beginning balance	$15,618	$22,802	$25,787	$30,564	$33,857	$36,811	$38,319	$15,618	$33,857
23	Adjustments to beginning balance(7)	—	—	—	—	(186)	—	—	—	(186)
24	Provision for credit losses(8)	8,915	5,665	7,973	6,977	5,396	5,029	3,727	22,553	14,152
25	Charge-offs — single-family, net	(972)	(1,840)	(2,155)	(2,326)	(2,634)	(3,748)	(3,723)	(4,967)	(10,105)
26	Charge-offs — multifamily, net	(2)	(2)	(15)	(2)	(18)	(27)	(23)	(19)	(68)
27	Transfers, net	(757)	(838)	(1,026)	(1,356)	396	254	296	(2,621)	946

28	Ending balance	$22,802	$25,787	$30,564	$33,857	$36,811	$38,319	$38,596	$30,564	$38,596

	Total Credit Losses:(9)

29	Total credit losses	$1,320	$1,916	$2,156	$2,509	$2,928	$3,879	$4,239	$5,392	$11,046
30	Annualized credit losses / average mortgage loan portfolio(10)	27.7 bps	39.8 bps	44.3 bps	51.1 bps	59.5 bps	79.1 bps	87.0 bps	37.3 bps	75.2 bps

(1)	Based on the total mortgage portfolio, non-Freddie Mac mortgage-related securities and that portion of Structured Securities that is backed by Ginnie Mae Certificates.
(2)	Single-family delinquencies are based on the number of loans three monthly payments or more delinquent or in foreclosure while multifamily delinquencies are based on UPB of loans two monthly payments or more delinquent or in foreclosure. Delinquencies exclude loans whose original contractual terms have been modified under an agreement with the borrower as long as the borrower complies with the modified contractual terms.
(3)	Based on loans held by us on our consolidated balance sheet as well as those underlying our PCs, Structured Securities and other mortgage-related financial guarantees.
(4)	Represents completed activities and excludes those modification, repayment and forbearance activities for which the borrower has started the required process, but the actions have not been made permanent, or effective, such as loans in the trial period under HAMP. These categories are not mutually exclusive and a loan in the category may also be included within another category. Many borrowers complete a short-term forbearance agreement before one of the other alternatives is pursued or completed. We only report activity for a single loan in the forbearance category during each quarterly period; however, a single loan may be reported in the forbearance category in separate periods. For more information on our loan workout activities see “MD&A — CREDIT RISKS — Loss Mitigation Activities” in our 2009 Form 10-K dated February 24, 2010.
(5)	In the third quarter of 2010, we began to exclude third-party sales at foreclosure auctions. Prior period amounts have been revised to conform to the current period presentation.
(6)	Loan loss reserves equals the sum of allowance for loan losses (consolidated balance sheets — Lines 7 and 8) and reserve for guarantee losses, which is now a component of Other liabilities (Line 23). See “NOTE 22: SELECTED FINANCIAL STATEMENT LINE ITEMS” in our Form 10-Q dated November 3, 2010 for additional information. Results for the second quarter of 2010 and the nine month period ended September 30, 2010 include an out-of-period accounting adjustment which resulted in a $1.3 billion increase in our allowance for loan losses and consequently our provision for credit losses. For further details related to this out-of-period accounting adjustment, see “NOTE 1: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES” in our Form 10-Q dated November 3, 2010.
(7)	Adjustments relate to the adoption of amendments to the accounting standards for transfers of financial assets and consolidation of VIEs, which we implemented on January 1, 2010.
(8)	Provision for credit losses includes our provision for losses incurred on our loans held for investment, and our provision for guarantee losses incurred on loans underlying our non-consolidated PCs, Structured Securities and other mortgage-related financial guarantees.
(9)	Equal to REO operations income (expense) (Line 21) plus Charge-offs, net (Lines 25 and 26) plus amounts previously transferred to reduce the carrying value of loans purchased under financial guarantees. The previously transferred reserves totaled $417 million and $187 million for the nine months ended September 30, 2010 and 2009, respectively. Excludes other market-based credit losses recognized on our consolidated statements of operations, including losses on loans purchased and other than temporary impairments on our mortgage-related securities.
(10)	Calculated based on the average total mortgage portfolio, excluding non-Freddie Mac mortgage-related securities and that portion of Structured Securities that is backed by Ginnie Mae Certificates.

FREDDIE MAC
TABLE 5 — SINGLE-FAMILY NON-CREDIT-ENHANCED SERIOUS DELINQUENCY AND FORECLOSURE ACTIVITY BY REGION(1) (unaudited)

		3Q 2009		4Q 2009		1Q 2010		2Q 2010		3Q 2010
		Number of Loans		Number of Loans		Number of Loans		Number of Loans		Number of Loans
		(in thousands)	Percentage(3)	(in thousands)	Percentage(3)	(in thousands)	Percentage(3)	(in thousands)	Percentage(3)	(in thousands)	Percentage(3)
	Northeast(2)

1	Total number of loans	2,394		2,397		2,408		2,404		2,372

2	Delinquent three or more payments	25	1.05%	31	1.30%	34	1.39%	31	1.27%	27	1.16%
3	Foreclosures approved and in-process	22	0.93%	25	1.04%	27	1.13%	28	1.18%	31	1.29%

4	Total seriously delinquent loans	47	1.98%	56	2.34%	61	2.52%	59	2.45%	58	2.45%

	Southeast(2)

5	Total number of loans	2,002		2,001		2,001		1,991		1,960

6	Delinquent three or more payments	28	1.42%	35	1.75%	35	1.73%	33	1.67%	28	1.43%
7	Foreclosures approved and in-process	43	2.16%	49	2.42%	53	2.67%	54	2.71%	55	2.83%

8	Total seriously delinquent loans	71	3.58%	84	4.17%	88	4.40%	87	4.38%	83	4.26%

	North Central(2)

9	Total number of loans	2,287		2,280		2,284		2,271		2,235

10	Delinquent three or more payments	22	0.95%	26	1.13%	26	1.14%	24	1.03%	20	0.88%
11	Foreclosures approved and in-process	22	0.96%	25	1.11%	27	1.18%	27	1.21%	29	1.28%

12	Total seriously delinquent loans	44	1.91%	51	2.24%	53	2.32%	51	2.24%	49	2.16%

	Southwest(2)

13	Total number of loans	1,398		1,401		1,407		1,400		1,375

14	Delinquent three or more payments	9	0.62%	11	0.76%	11	0.76%	9	0.69%	9	0.62%
15	Foreclosures approved and in-process	7	0.50%	8	0.56%	9	0.63%	9	0.62%	9	0.65%

16	Total seriously delinquent loans	16	1.12%	19	1.32%	20	1.39%	18	1.31%	18	1.27%

	West(2)

17	Total number of loans	2,302		2,307		2,329		2,332		2,301

18	Delinquent three or more payments	45	1.94%	56	2.45%	60	2.60%	56	2.39%	47	2.04%
19	Foreclosures approved and in-process	45	1.96%	47	2.06%	50	2.13%	49	2.10%	50	2.18%

20	Total seriously delinquent loans	90	3.90%	103	4.51%	110	4.73%	105	4.49%	97	4.22%

	Total

21	Total number of loans	10,383		10,386		10,429		10,398		10,246

22	Delinquent three or more payments	129	1.24%	159	1.53%	166	1.59%	153	1.47%	131	1.28%
23	Foreclosures approved and in-process	139	1.34%	154	1.49%	166	1.59%	167	1.61%	174	1.70%

24	Total seriously delinquent loans	268	2.58%	313	3.02%	332	3.18%	320	3.08%	305	2.97%

(1)	Includes single-family non-credit-enhanced mortgage loans in our single-family credit guarantee portfolio, but regional data excludes certain Structured Securities for which the regional data is not available.
(2)	Region Designation: Northeast (CT, DE, DC, MA, ME, MD, NH, NJ, NY, PA, RI, VT, VA, WV); Southeast (AL, FL, GA, KY, MS, NC, PR, SC, TN, VI); North Central (IL, IN, IA, MI, MN, ND, OH, SD, WI); Southwest (AR, CO, KS, LA, MO, NE, NM, OK, TX, WY); West (AK, AZ, CA, GU, HI, ID, MT, NV, OR, UT, WA).
(3)	Percentages are calculated based on loan counts; however, these may not recalculate since the number of loans presented on this table have been rounded, in thousands.

FREDDIE MAC
TABLE 6 — REAL ESTATE OWNED (REO) ACTIVITY (unaudited)

		3Q 2009	4Q 2009	1Q 2010	2Q 2010	3Q 2010
	Property Units, by Region:(1)

	Northeast
1	Beginning Balance	3,180	3,832	4,619	5,460	6,316
2	Adjustment to beginning balance(2)	—	—	109	—	—
3	Properties Acquired	2,103	2,476	2,644	3,086	3,673
4	Properties Disposed	(1,451)	(1,689)	(1,912)	(2,230)	(2,263)

5	Ending Property Inventory	3,832	4,619	5,460	6,316	7,726

	Southeast
6	Beginning Balance	6,496	7,660	8,749	11,763	14,483
7	Adjustment to beginning balance(2)	—	—	242	—	—
8	Properties Acquired	5,332	5,927	8,034	9,594	11,301
9	Properties Disposed	(4,168)	(4,838)	(5,262)	(6,874)	(7,450)

10	Ending Property Inventory	7,660	8,749	11,763	14,483	18,334

	North Central
11	Beginning Balance	10,901	12,915	13,648	16,212	18,393
12	Adjustment to beginning balance(2)	—	—	262	—	—
13	Properties Acquired	5,743	5,306	7,199	8,119	8,759
14	Properties Disposed	(3,729)	(4,573)	(4,897)	(5,938)	(5,783)

15	Ending Property Inventory	12,915	13,648	16,212	18,393	21,369

	Southwest
16	Beginning Balance	3,329	4,063	4,561	5,367	6,156
17	Adjustment to beginning balance(2)	—	—	48	—	—
18	Properties Acquired	2,540	2,649	3,090	3,601	4,442
19	Properties Disposed	(1,806)	(2,151)	(2,332)	(2,812)	(2,688)

20	Ending Property Inventory	4,063	4,561	5,367	6,156	7,910

	West
21	Beginning Balance	10,800	12,670	13,475	15,037	16,842
22	Adjustment to beginning balance(2)	—	—	679	—	—
23	Properties Acquired	8,657	8,392	8,449	10,267	10,881
24	Properties Disposed	(6,787)	(7,587)	(7,566)	(8,462)	(8,152)

25	Ending Property Inventory	12,670	13,475	15,037	16,842	19,571

	Total
26	Beginning Balance	34,706	41,140	45,052	53,839	62,190
27	Adjustment to beginning balance(2)	—	—	1,340	—	—
28	Properties Acquired	24,375	24,750	29,416	34,667	39,056
29	Properties Disposed	(17,941)	(20,838)	(21,969)	(26,316)	(26,336)

30	Ending Property Inventory	41,140	45,052	53,839	62,190	74,910

	REO Balance, Net (dollars in millions)

	Single-family property, by region(1):
31	Northeast	$495	$598	$688	$794	$956
32	Southeast	668	771	1,002	1,234	1,538
33	North Central	980	1,041	1,217	1,406	1,628
34	Southwest	392	449	520	609	778
35	West	1,654	1,802	1,984	2,185	2,520

36	Total single-family property	4,189	4,661	5,411	6,228	7,420
37	Total multifamily property	45	31	57	70	91

38	Total REO Balance, Net	$4,234	$4,692	$5,468	$6,298	$7,511

(1)	Region Designation: Northeast (CT, DE, DC, MA, ME, MD, NH, NJ, NY, PA, RI, VT, VA, WV); Southeast (AL, FL, GA, KY, MS, NC, PR, SC, TN, VI); North Central (IL, IN, IA, MI, MN, ND, OH, SD, WI); Southwest (AR, CO, KS, LA, MO, NE, NM, OK, TX, WY); West (AK, AZ, CA, GU, HI, ID, MT, NV, OR, UT, WA).
(2)	Represents REO assets associated with previously non-consolidated trusts recognized upon the adoption of the amendment to the accounting standards for transfers of financial assets and consolidation of VIEs, which we implemented on January 1, 2010.

FREDDIE MAC
TABLE 7A — SEGMENT EARNINGS — CONSOLIDATED(1)(2) (unaudited) (dollars in millions)

									Nine Months Ended
									September 30,
		1Q 2009	2Q 2009	3Q 2009	4Q 2009	1Q 2010	2Q 2010	3Q 2010	2009	2010
	Segment Earnings, net of taxes:
1	Investments	$518	$3,108	$958	$1,892	$(1,313)	$(411)	$284	$4,584	$(1,440)
2	Single-family Guarantee	(10,291)	(4,494)	(6,494)	(5,864)	(5,596)	(4,505)	(3,138)	(21,279)	(13,239)
3	Multifamily	8	(12)	(83)	(424)	221	150	381	(87)	752
4	All Other	(567)	106	(627)	(3,152)	—	53	(38)	(1,088)	15

5	Total Segment Earnings (loss), net of taxes	(10,332)	(1,292)	(6,246)	(7,548)	(6,688)	(4,713)	(2,511)	(17,870)	(13,912)

	Reconciliation to GAAP net income (loss):
6	Credit guarantee-related adjustments(3)	551	2,452	1,289	1,656	—	—	—	4,292	—
7	Tax-related adjustments	(194)	(858)	(451)	(580)	—	—	—	(1,503)	—

8	Total reconciling items, net of taxes	357	1,594	838	1,076	—	—	—	2,789	—

9	Total net income (loss) attributable to Freddie Mac	$(9,975)	$302	$(5,408)	$(6,472)	$(6,688)	$(4,713)	$(2,511)	$(15,081)	$(13,912)

	Net interest yield — Segment Earnings (annualized):
10	Investments segment	103 bps	129 bps	86 bps	114 bps	74 bps	94 bps	108 bps	107 bps	91 bps
11	Multifamily segment	56 bps	56 bps	63 bps	66 bps	65 bps	77 bps	80 bps	58 bps	74 bps
	Management and guarantee income — Segment Earnings (annualized):
12	Single-family Guarantee segment	19.1 bps	19.3 bps	18.1 bps	18.1 bps	18.1 bps	18.5 bps	19.9 bps	18.8 bps	18.9 bps
13	Multifamily segment	52.7 bps	53.0 bps	53.7 bps	53.8 bps	52.8 bps	49.6 bps	49.8 bps	53.2 bps	50.6 bps
	Credit losses — Segment Earnings (annualized):
14	Single-family Guarantee segment	28.9 bps	41.7 bps	46.2 bps	53.6 bps	62.3 bps	82.8 bps	91.4 bps	39.0 bps	78.8 bps
15	Multifamily segment	0.9 bps	4.3 bps	7.4 bps	4.6 bps	8.2 bps	10.4 bps	9.0 bps	4.3 bps	9.2 bps

(1)	See “NOTE 16: SEGMENT REPORTING” in our Form 10-Q dated November 3, 2010 for more information regarding Segment Earnings.
(2)	Beginning January 1, 2010, under our revised method, the sum of Segment Earnings for each segment and All Other category equals GAAP net income (loss) attributable to Freddie Mac.
(3)	Consists primarily of amortization and valuation adjustments related to the guarantee asset and guarantee obligation which are excluded from Segment Earnings and cash compensation exchanged at the time of securitization, excluding buy-up and buy-down fees, which is amortized into earnings. These reconciling items exist in periods prior to 2010 as the amendment to the accounting standards for transfers of financial assets and consolidation of VIEs was applied prospectively on January 1, 2010.

FREDDIE MAC
TABLE 7B — SEGMENT EARNINGS — INVESTMENTS SEGMENT(1)(2) (unaudited) (dollars in millions)

									Nine Months Ended
									September 30,
		1Q 2009	2Q 2009	3Q 2009	4Q 2009	1Q 2010	2Q 2010	3Q 2010	2009	2010
	Segment Earnings, net of taxes:
1	Net interest income	$1,999	$2,529	$1,574	$1,988	$1,311	$1,509	$1,667	$6,102	$4,487
	Non-interest income (loss):
2	Net impairments of available-for-sale securities	(6,414)	(1,958)	(1,004)	(494)	(376)	(327)	(934)	(9,376)	(1,637)
3	Derivative gains (losses)	1,164	3,522	(1,374)	1,383	(2,702)	(2,193)	192	3,312	(4,703)
4	Other non-interest income (loss)	2,452	(260)	2,168	322	(22)	294	(768)	4,360	(496)

5	Total non-interest income (loss)	(2,798)	1,304	(210)	1,211	(3,100)	(2,226)	(1,510)	(1,704)	(6,836)

	Non-interest expense:
6	Administrative expenses	(121)	(120)	(130)	(144)	(122)	(111)	(110)	(371)	(343)
7	Other non-interest expense	(7)	(8)	(11)	(7)	(7)	(6)	(1)	(26)	(14)

8	Total non-interest expense	(128)	(128)	(141)	(151)	(129)	(117)	(111)	(397)	(357)

9	Segment adjustments	—	—	—	—	510	294	272	—	1,076

10	Segment Earnings (loss) before income tax (expense) benefit	(927)	3,705	1,223	3,048	(1,408)	(540)	318	4,001	(1,630)
11	Income tax (expense) benefit	1,445	(597)	(265)	(1,155)	97	129	(34)	583	192
12	Less: Net (income) loss — noncontrolling interest	—	—	—	(1)	(2)	—	—	—	(2)

13	Segment Earnings (loss), net of taxes	$518	$3,108	$958	$1,892	$(1,313)	$(411)	$284	$4,584	$(1,440)

14	Net interest yield — Segment Earnings (annualized)	103 bps	129 bps	86 bps	114 bps	74 bps	94 bps	108 bps	107 bps	91 bps

(1)	See “NOTE 16: SEGMENT REPORTING” in our Form 10-Q dated November 3, 2010 for more information regarding Segment Earnings.
(2)	Under our revised method, Segment Earnings for the Investments segment equals GAAP net income (loss) attributable to Freddie Mac for the Investments segment.

FREDDIE MAC
TABLE 7C — SEGMENT EARNINGS — SINGLE-FAMILY GUARANTEE SEGMENT(1)(2) (unaudited) (dollars in millions)

									Nine Months Ended
									September 30,
		1Q 2009	2Q 2009	3Q 2009	4Q 2009	1Q 2010	2Q 2010	3Q 2010	2009	2010
	Segment Earnings, net of taxes:

1	Net interest income	$54	$74	$86	$93	$59	$51	$(4)	$214	$106
2	Provision for credit losses(3)	(8,963)	(5,626)	(7,922)	(6,591)	(6,041)	(5,294)	(3,980)	(22,511)	(15,315)
	Non-interest income:
3	Management and guarantee income	873	888	840	847	848	865	922	2,601	2,635
4	Other non-interest income	134	161	198	228	210	268	307	493	785

5	Total non-interest income	1,007	1,049	1,038	1,075	1,058	1,133	1,229	3,094	3,420

	Non-interest expense:
6	Administrative expenses	(201)	(211)	(246)	(257)	(219)	(225)	(212)	(658)	(656)
7	REO operations income (expense)	(306)	(1)	98	(78)	(156)	41	(337)	(209)	(452)
8	Other non-interest expense	(2,033)	(1,228)	(566)	(1,061)	(89)	(107)	(97)	(3,827)	(293)

9	Total non-interest expense	(2,540)	(1,440)	(714)	(1,396)	(464)	(291)	(646)	(4,694)	(1,401)

10	Segment adjustments	—	—	—	—	(213)	(208)	(245)	—	(666)

11	Segment Earnings (loss) before income tax (expense) benefit	(10,442)	(5,943)	(7,512)	(6,819)	(5,601)	(4,609)	(3,646)	(23,897)	(13,856)
12	Income tax (expense) benefit	151	1,449	1,018	955	5	104	508	2,618	617

13	Segment Earnings (loss), net of taxes	$(10,291)	$(4,494)	$(6,494)	$(5,864)	$(5,596)	$(4,505)	$(3,138)	$(21,279)	$(13,239)

	Reconciliation to GAAP net income (loss):

14	Credit guarantee-related adjustments(4)	$546	$2,455	$1,280	$1,660	$—	$—	$—	$4,281	$—
15	Tax-related adjustments	(192)	(859)	(448)	(581)	—	—	—	(1,499)	—

16	Total reconciling items, net of taxes	354	1,596	832	1,079	—	—	—	2,782	—

17	Net income (loss) attributable to Freddie Mac	$(9,937)	$(2,898)	$(5,662)	$(4,785)	$(5,596)	$(4,505)	$(3,138)	$(18,497)	$(13,239)

	Management and guarantee income — Segment Earnings:

18	Contractual management and guarantee fees (annualized rate)	14.4 bps	14.0 bps	13.6 bps	13.3 bps	13.3 bps	13.6 bps	13.5 bps	14.0 bps	13.5 bps
19	Amortization of credit fees (annualized rate)	4.7 bps	5.3 bps	4.5 bps	4.8 bps	4.8 bps	4.9 bps	6.4 bps	4.8 bps	5.4 bps

20	Segment Earnings management and guarantee income (annualized rate)	19.1 bps	19.3 bps	18.1 bps	18.1 bps	18.1 bps	18.5 bps	19.9 bps	18.8 bps	18.9 bps

	Credit losses — Segment Earnings:

21	Annualized credit losses/average single-family credit guarantee portfolio	28.9 bps	41.7 bps	46.2 bps	53.6 bps	62.3 bps	82.8 bps	91.4 bps	39.0 bps	78.8 bps

(1)	See “NOTE 16: SEGMENT REPORTING” in our Form 10-Q dated November 3, 2010 for more information regarding Segment Earnings.
(2)	Beginning January 1, 2010, under our revised method, Segment Earnings for the Single-family Guarantee segment equals GAAP net income (loss) attributable to Freddie Mac for the Single-family Guarantee segment.
(3)	Results for the three months ended June 30, 2010 and nine months periods ended September 30, 2010 include an out-of-period accounting adjustment which resulted in a $1.3 billion increase in our allowance for loan losses and consequently our provision for credit losses in the second quarter of 2010. For further details related to this out-of-period accounting adjustment, see “NOTE 1: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES” in our Form 10-Q dated November 3, 2010.
(4)	Consists primarily of amortization and valuation adjustments related to the guarantee asset and guarantee obligation which are excluded from Segment Earnings and cash compensation exchanged at the time of securitization, excluding buy-up and buy-down fees, which is amortized into earnings. These reconciling items exist in periods prior to 2010 as the amendment to the accounting standards for transfers of financial assets and consolidation of VIEs was applied prospectively on January 1, 2010.

FREDDIE MAC
TABLE 7D — SEGMENT EARNINGS — MULTIFAMILY SEGMENT(1)(2) (unaudited) (dollars in millions)

									Nine Months Ended
									September 30,
		1Q 2009	2Q 2009	3Q 2009	4Q 2009	1Q 2010	2Q 2010	3Q 2010	2009	2010
	Segment Earnings, net of taxes:

1	Net interest income	$195	$198	$224	$239	$238	$278	$290	$617	$806
2	Provision for credit losses	—	(57)	(89)	(428)	(29)	(119)	(19)	(146)	(167)
	Non-interest income (loss):
3	Management and guarantee income	21	23	22	24	24	25	25	66	74
4	Security impairments	—	—	(54)	(83)	(55)	(17)	(5)	(54)	(77)
5	Derivative gains (losses)	(31)	—	—	4	5	(1)	1	(31)	5
6	Other non-interest income (loss)	(121)	(94)	(140)	(107)	108	55	185	(355)	348

7	Total non-interest income (loss)	(131)	(71)	(172)	(162)	82	62	206	(374)	350

	Non-interest expense:
8	Administrative expenses	(50)	(52)	(57)	(62)	(54)	(51)	(54)	(159)	(159)
9	REO operations expense	—	(8)	(2)	(10)	(3)	(1)	—	(10)	(4)
10	Other non-interest expense	(5)	(7)	(5)	(1)	(17)	(19)	(17)	(17)	(53)

11	Total non-interest expense	(55)	(67)	(64)	(73)	(74)	(71)	(71)	(186)	(216)

12	Segment adjustments	—	—	—	—	—	—	—	—	—

13	Segment Earnings (loss) before income tax benefit	9	3	(101)	(424)	217	150	406	(89)	773
14	LIHTC partnerships tax benefit	151	148	148	147	147	146	146	447	439
15	Income tax benefit (expense)	(152)	(164)	(131)	(147)	(146)	(146)	(171)	(447)	(463)
16	Less: Net (income) loss — noncontrolling interest	—	1	1	—	3	—	—	2	3

17	Segment Earnings, net of taxes	8	(12)	(83)	(424)	221	150	381	(87)	752

	Reconciliation to GAAP net income (loss):

18	Credit guarantee-related adjustments	5	(3)	9	(4)	—	—	—	11	—
19	Fair value-related adjustments(3)	—	—	(362)	(3,399)	—	—	—	(362)	—
20	Tax-related adjustments	(2)	1	123	1,191	—	—	—	122	—

21	Total reconciling items, net of taxes	3	(2)	(230)	(2,212)	—	—	—	(229)	—

22	Net income (loss) attributable to Freddie Mac	$11	$(14)	$(313)	$(2,636)	$221	$150	$381	$(316)	$752

23	Net interest yield — Segment Earnings (annualized)	56 bps	56 bps	63 bps	66 bps	65 bps	77 bps	80 bps	58 bps	74 bps
	Management and guarantee income — Segment Earnings:

24	Average contractual rate (annualized)(4)	52.7 bps	53.0 bps	53.7 bps	53.8 bps	52.8 bps	49.6 bps	49.8 bps	53.2 bps	50.6 bps
	Credit losses — Segment Earnings:

25	Annualized credit losses/average multifamily mortgage portfolio	0.9 bps	4.3 bps	7.4 bps	4.6 bps	8.2 bps	10.4 bps	9.0 bps	4.3 bps	9.2 bps

(1)	See “NOTE 16: SEGMENT REPORTING” in our Form 10-Q dated November 3, 2010 for more information regarding Segment Earnings.
(2)	Beginning January 1, 2010, under our revised method, Segment Earnings for the Multifamily segment equals GAAP net income (loss) attributable to Freddie Mac for the Multifamily segment.
(3)	We wrote down the carrying value of our LIHTC investments to zero in our GAAP financial statements at December 31, 2009, as we will not be able to realize any value either though reductions to our taxable income and related tax liabilities or through a sale to a third party.
(4)	There are no credit fees associated with our multifamily guarantees; however, this rate excludes prepayment and certain other fees.